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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 5, 2007
                                                        -----------------

                                Travelstar, Inc.
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             (exact name of registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
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Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A
              RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

As of October 5, 2007, the board of directors of Travelstar, Inc., a California corporation (the "Company") determined that the Company will need to restate its historical financial statements for the fiscal year ended December 31, 2006 (audited) and for the three months period ended March 31, 2007 (unaudited). These financial statements were included in our Company's annual report on Form 10-KSB and quarterly report on Form 10-QSB, as filed with the Securities and Exchange Commission on April 27, 2007 and May 15, 2007, respectively. The determination was made by our board of directors following consultation with our Company's independent registered public accounting firm as to the appropriate accounting relating to the inclusion of vested options in the calculation of the Accrued Liability resulting from the Company potentially not having sufficient authorized shares available to settle its open stock-based contracts (consisting primarily of non-employee stock warrants and rights to purchase common stock as well as exercisable employee stock options).

Until such time as we file the restated financial statements of our Company with the Securities and Exchange Commission to reflect the proper accounting treatment for the above-referenced Accrued Liability, the financial statements of Travelstar, Inc. for the period fiscal year ended December 31, 2006 (audited) together with the related report of Mendoza Berger & Company LLP, and for the three months period ended March 31, 2007 (unaudited) should not be relied upon. We intend to file the restated financial statements during October 2007.

We expect that the adjustment to the Company's financial statements to include vested options in the calculation of the Accrued Liability resulting from the Company potentially not having sufficient authorized shares available to settle its open stock-based contracts (consisting primarily of non-employee stock warrants and rights to purchase common stock as well as exercisable employee stock options) will not reflect any changes in revenues, operating costs and expenses, operating income or loss, or operating cash flows. However, such restatement is expected to have a negative impact on the previously reported net income of the Company for the periods ended December 31, 2006 and March 31, 2007. Such restatement is not expected to have an impact on the results of operations of the Company for any subsequent interim periods, other than the period ended March 31, 2007. Such restatement is expected to have a negative impact on net stockholders' deficiency of the Company as of December 31, 2006 and Marc h 31, 2007. We do not expect the restatement to have any impact on our Company's previously reported financial statements included in our Company's June 30, 2007 Quarterly Report on Form 10-QSB, as filed with the Securities and Exchange Commission on August 20, 2007. Our board of directors have discussed with our independent registered public accounting firm the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a).



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.


NONE
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 10, 2007                    TRAVELSTAR, INC.

                                           By: /s/ William M. Alverson
                                               ------------------------------
                                               William M. Alverson
                                               President


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